Exhibit 99.2

UHS

Universal Hospital Services

Service You Can Count On. SM

2nd Quarter Earnings Teleconference

August 10, 2005

Forward Looking Statements

Safe Harbor Statement under the Private Securities Litigation Reform Act of
1995: Universal Hospital Services, Inc. ("UHS") believes statements in this presentation looking forward in time involve risks and uncertainties. The following factors, among others, could adversely affect our business, operations and financial condition causing our actual results to differ materially from those expressed in any forward-looking statements: UHS' history of net losses and substantial interest expense; UHS' need for substantial cash to operate and expand its business as planned; UHS' substantial outstanding debt and debt service obligations; restrictions imposed by the terms of UHS' debt; a decrease in the number of patients our customers are serving; UHS' ability to effect change in the manner in which healthcare providers traditionally procure medical equipment; the absence of long-term commitments with customers; UHS' ability to renew contracts with group purchasing organizations and integrated delivery networks; changes in reimbursement rates and policies by third-party payors; the impact of health care reform initiatives; the impact of significant regulation of the health care industry and the need to comply with those regulations;
difficulties or delays in our continued expansion into certain of our businesses/geographic markets and developments of new businesses/geographic markets; and additional credit risks in increasing business with home care providers and nursing homes. These and other risk factors are detailed in UHS'
Annual Report on Form 10K for the year ended December 31, 2004, filed with the
Securities and Exchange Commission (SEC).

This presentation contains non-GAAP measures as defined by SEC rules.
Reconciliations of these measures to the most directly comparable GAAP measures are contained in the appendix.

2nd Quarter                             Six Months
    2004    2005                 % Change 2004               2005   % Change
     49.3    53.4           8%             98.3              108.7     11%
     21.2    21.8           3%             43.4               45.5     5%
     16.7    17.0                          35.2               36.5

       0.2     0.2                           0.4             0.4

         -   0.2                      -             0.5

     16.9    17.4           3%             35.6               37.4     5%

Financial Results - 2nd  Quarter    ($ millions)

Revenues

Gross Margin

EBITDA
Management and Board Fees
SOX

UHS

Universal Hospital Services

Service You Can Count On. SM

Refer to appendix for reconciliation of Cash Flow from Operations to EBITDA

UHS

Universal Hospital Services

Service You Can Count On. SM

2nd Quarter Trends and 2005 Outlook

UHS

Universal Hospital Services

Service You Can Count On. SM

The quarter met our expectations due to solid Outsourcing results

Solid momentum in establishing resident-based programs

Signed 18 new  resident-based  programs  YTD through  today,  bringing our total number of programs to 127

Quality and size of pipeline is increasing

Services Segment:

Results were  challenged in 2nd Qtr as we  discontinued  activity with two large credit risk customers (fully reserved)

We remain optimistic given the strong pipeline of new opportunities

Good pipelines in CHAMP resident programs and Manufacturer Services

Continue to focus on growing our less capital intensive businesses as a key objective

~ 40% of this segment is comprised of Supplemental and Manufacturer related activity

impacted by seasonality, hospital census, and transactional needs thus, we will experience a certain amount of volatility in this segment

Continue to build a Lifecycle Services platform to fully take advantage of future growth opportunities

Impact of Baxter Recall

UHS

Universal Hospital Services

Service You Can Count On. SM

Synergies We are Realizing Confirm our Lifecycle Approach

"Professional Services" Technology baseline assessments Vendor neutral Capital
Planning Services Product comparison research and reports Equipment product of choice Equipment utilization studies

"Medical Equipment Outsourcing"
Supplemental rental
Long-term and exclusive contracts
Bariatrics
AMPP

"Technical Services"
Response-based Biomedical Services
TEAM
CHAMP
Manufacturer Services

"Medical Equipment Sales and Remarketing" Asset recovery and equipment brokerage
New equipment sales Logistics Management Disposable Sales (rationalizing this activity)

Plan & Acquire

Redepoly & Remarket

Maintain & Repair

Manage & Utilize

Equipment Lifecycle Services SM

UHS

Universal Hospital Services

Service You Can Count On. SM

2nd Quarter Financial Review

UHS

Universal Hospital Services

Service You Can Count On. SM

Medical Equipment Outsourcing

Plan & Acquire

Redepoly & Remarket

Maintain & Repair

Manage & Utilize

Equipment Lifecycle Services SM

Technical Services:
Maintain & Repair Customer-owned Equipment:
Non-resident, response-based Biomedical Services
Resident-Based Programs:
      CHAMP(R): small hospitals in rural areas
      TEAM: larger hospital bio-med in urban areas
Manufacturer Services

Professional Services:

Technology baseline assessments Vendor neutral Capital Planning Services Product
comparison   research  and  reports   Equipment   product  of  choice  Equipment
utilization studies

               2nd Quarter               Six Months
                  2004     2005 % Change    2004      2005    % Change

Revenues          $6.7     $7.4    10%     $11.4      $14.9      30%

Gross Margin      $2.0     $1.7   -17%      $3.5      $3.7       6%
Gross Margin %     30%     23%              31%        25%

2nd Quarter trends:

Decline in Gross Margin primarily attributable to the loss of a two financially-distressed customers (fully reserved)

Expect to see volatility in Services results given that ~ 40% relates to
Supplemental and Manufacturer activities, which are impacted by seasonality, hospital census, and transactional needs

Good pipeline of opportunities in both our CHAMP resident programs and
Manufacturer Services

Continue to build a Lifecycle Service platform in this segment to capitalize on future market opportunities

Universal Hospital Services

Service You Can Count On. SM

Medical Equipment Outsourcing

Technical & Professional Services

Technical Services: Maintain & Repair Customer-owned Equipment:

Non-resident, response-based Biomedical Services
Resident-Based Programs:
      CHAMP(R): small hospitals in rural areas
      TEAM: larger hospital bio-med in urban areas
Manufacturer Services

Professional Services:

Technology baseline assessments Vendor neutral Capital Planning Services Product comparison research and reports Equipment product of choice Equipment utilization studies

$ millions

                      2nd Quarter                Six Months
                2004               2005 % Change    2004      2005   % Change

Revenues        $6.7               $7.4    10%     $11.4      $14.9     30%

Gross Margin    $2.0               $1.7   -17%      $3.5      $3.7      6%
Gross Margin %   30%               23%              31%        25%

2nd Quarter trends:

Decline in Gross Margin primarily attributable to the loss of a two financially-distressed customers (fully reserved)

Expect to see volatility in Services results given that ~ 40% relates to
Supplemental and Manufacturer activities, which are impacted by seasonality, hospital census, and transactional needs

Good pipeline of opportunities in both our CHAMP resident programs and
Manufacturer Services

Continue to build a Lifecycle Service platform in this segment to capitalize on future market opportunities

Universal Hospital Services

Service You Can Count On. SM

Medical Equipment Outsourcing

Medical Equipment Sales and Remarketing

Asset recovery and equipment brokerage New equipment sales Logistics Management
Disposable Sales (rationalizing this activity)

Plan & Acquire

Redepoly & Remarket

Maintain & Repair

Manage & Utilize

Equipment Lifecycle Services SM

$ millions

                       2nd Quarter                     Six Months
                 2004              2005 % Change 2004              2005 % Change

Revenues         $4.1              $4.3    4%    $8.5              $8.9    4%

Gross Margin     $1.2              $0.8   -31%   $2.2              $1.8   -19%
Gross Margin %    29%               19%           26%               20%

2nd Quarter trends:

Moved "for sale inventory" into our Company-owned fleet to support strong customer rental demand throughout much of the first half of the year, thus limiting equipment sales opportunities

Expect strong HUGS program closings in 2nd Half

This segment's results will typically be choppy quarter-to-quarter due to its transactional nature

Universal Hospital Services

Service You Can Count On. SM

Medical Equipment Outsourcing

Selected Income Statement Data    ($ millions)

                              2nd Quarter                  Six Months

                              2004       2005     % Change 2004  2005  % Change

Consolidated Revenues       $  49.3   $53.4     8%       $98.3    $108.7   11%

MME Depreciation            $ 9.0      $9.1     2%       $17.7     $18.4    4%

Gross Margin                 21.2      21.8     3%        43.4      45.5    5%
Gross Margin % of Revenues    43%       41%                44%       42%

SG&A                        $14.3     $15.4     7%       $27.4     $30.2   10%
SG&A % of Revenues            29%       29%                28%       28%

EBITDA                       16.7      17.0               35.2      36.5

   Management and Board Fees  0.2       0.2                0.4       0.4
   SOX                         -       0.2                  -       0.5
                             16.9      17.4     3%        35.6      37.4    5%

                                                        Consistent with guidance

                                                      2005 guidance is mid $70's.

Refer to appendix for reconciliation of MME Depreciation to Total Depreciation and Cash Flow from Operations to EBITDA

UHS

Universal Hospital Services

Service You Can Count On. SM

Liquidity Overview - YTD 2005 ($ millions)

Bank amendment expanded Borrowing base from $89 to $108 at June 30th

Borrowing Base at 6/30/05 (less L/Cs outstanding)

$108

Available Liquidity $68

$

12/31/04 Revolver Balance $ 37

Cash Flow from Ops $ 22

IT / Other ($2)

Other   ($6)

Available Liquidity $68

6/30/05 Net Revolver Balance $40

(a) (b) (c)

(a) Includes $1.1 payout of holdback related to 2004 acquisitions

(b) 2005 MME and Other Capex guidance is mid $40's

(c) Other Cash Outflows includes $4.6 reduction in checks outstanding and $0.9 fees for the bank amendment

Net MME ($17)

UHS

Universal Hospital Services

Service You Can Count On. SM

Revolver Amendment - Closed in May

(millions)

Terms Pre-existing New
Size
Term
LIBOR Spread
$100 million
5-years originally / 3.5 years remaining
3.00% (matrixed) $125 million
5-years
2.25% (matrixed)
Financial Covenants:
Interest Coverage
Senior Debt / EBITDA
Total Debt / EBITDA
Max Annual Capex

2.15x increasing to 2.5x n/a 4.6x, declining to 4.0x $62 increasing to $100 2.0x
(June Actual = 2.4x) 2.0x (June Actual = 0.6x) n/a n/a Borrowing Base

       Pro forma $89 million at June 30th
$108 million at June 30th

With the support of our bank group, we jointly accomplished the following:
Expanded the facility Extended the term Reduced the pricing Loosened the covenants, and Enhanced the Borrowing Base

2005 Guidance Update ($ millions)

UHS
Universal Hospital Services
"Service you can count on."

	2005 E	Key Drivers & Timing
EBITDA + Mgmt & Board Fees + Sarbanes Oxley (SOX) Total	 0.8 1.0 Mid $70's	Hospital census, Resident program signings, sales force upgrade, competitive setting. Guidance also excludes non-cash stock compensation expense. Year-over-year quarterly comparisons: 1Q: Neutral + / - 2Q: Neutral + / - (Due to severe flu season spike in early 2004 and infrastructure spending to build platform for continued growth) 3Q Positive 4Q Positive **On track**
Accrual Capex, net of disposals (excluding acquisitions)	Mid $40's	AMPP Resident Program signings, Bariatrics growth, new technology, take-away business **On track – AMPPs continue to be wild card**
Total Debt / EBITDA	Low to mid 4x's	Expect to be closer to the lower end of range by year-end, with intra-year variability due to: - timing of semiannual bond interest payments (2nd & 4th quarters) - investments in transition to a Lifecycle services company Excludes impact of acquisitions **On track – 4.3 at June 30**

Refer to appendix for reconciliations

13

Appendix

UHS

Universal Hospital Services

Service You Can Count On. SM

UHS

Universal Hospital Services

Service You Can Count On. SM

UHS' National Infrastructure Affords Risk Diversification

National infrastructure
Largest, most modern fleet in the industry

District Office
Centers of Excellence

UHS

Universal Hospital Services

Service You Can Count On. SM

EBITDA Reconciliation Quarter 2 ($ millions)

EBITDA (before management/board fees, financing and reorganization costs, and costs related to Sarbanes Oxley compliance) and EBITDA are not intended to represent an alternative to operating income or cash flows from operating, financing or investing activities (as determined in accordance with generally accepted accounting principles (GAAP)) as a measure of performance, and is not representative of funds available for discretionary use due to the Company's financing obligations. EBITDA, as defined by the Company, may not be calculated consistently among other companies applying similar reporting measures. EBITDA is included because it is a widely accepted financial indicator used by certain investors and financial analysts to assess and compare companies and is an integral part of the Company's debt covenant calculations, and EBITDA before management and board fees is included because the company's financial guidance and certain compensation plans are based upon this measure. Management believes that EBITDA provides an important perspective on the Company's ability to service its long-term obligations, the Company's ability to fund continuing growth, and the Company's ability to continue as a going concern. A reconciliation of net cash provided by operating activities to EBITDA and EBITDA before management/board fees, and costs related to Sarbanes Oxley compliance is included below.

                                           2nd Quarter       Six Months
                                             2004      2005    2004     2005

Net cash provided by operating activities     $ 0.5   $ 4.9   $ 18.5   $ 22.2

Changes in operating assets and liabilities     8.6     4.2      1.8     (0.5)

Other non-cash expenses                         0.0    (0.1     (0.3)    (1.1)

Current income taxes                            0.1     0.2      0.3      0.4

Interest expense                                7.5     7.8     14.9     15.4

EBITDA                                         16.7    17.0     35.2     36.5
Management and board fees                       0.2     0.2      0.4      0.4
SOX                                               -     0.2        -      0.5

                                             $ 16.9  $ 17.4   $ 35.6   $ 37.4

UHS

Universal Hospital Services

Service You Can Count On. SM

EBITDA Reconciliation 2000 -  2005 Q2  ($ millions)

12 months
EBITDA                                          2000      2001       2002
Net cash provided by operating activities    $ 28.2    $ 31.7     $ 40.2

Changes in operating assets and liabilities    (3.5)      0.4        4.1

Other non-cash expenses                        (2.3)     (3.7)     (11.7)

Current income taxes                            0.1       0.1        0.1

Interest expense                              20.7      19.6       18.1

EBITDA                                       $ 43.2    $ 48.1     $ 50.8
Financing and Reorg charges                     $ -     $ 2.8     $ 10.1
Management and board fees                     $ 0.3     $ 0.4      $ 0.3
SOX Expense                                    $ -       $ -        $ -

                                             $ 43.5    $ 51.3     $ 61.2

Financing and Reorganization Charges
Recapitalization, stock compensation,           $ -     $ 1.6     $ 10.1
and severance expenses

Terminated IPO expenses                         $ -     $ 1.2        $ -

Loss on early retirement of debt               $ -       $ -        $ -

   Subtotal                                     $ -     $ 2.8     $ 10.1

Total Revenues                              $ 106.0   $ 125.6    $ 153.8

                                           1st Half  2nd Half  4th Qtr
                                           2003      2003      2003
Net cash provided by operating activities             20.7      (4.7)

Changes in operating assets and liabilities            4.3       3.2

Other non-cash expenses                               (0.9)     (6.5)

Current income taxes                                   0.1       0.1

Interest expense                                      8.7      11.6

EBITDA                                                32.9       3.7

     2003       2004    6/30/2005
  $ 16.0     $ 38.0     $ 41.7

     7.9        2.2        0.0

    (7.9)      (3.4)      (4.3)

     0.3        1.2        1.3

   20.2       30.5       31.0

  $ 36.5     $ 68.5     $ 69.7
  $ 27.7        $ -        $ -
   $ 0.3      $ 0.7      $ 0.7
    $ -      $ 0.2      $ 0.7

  $ 64.5     $ 69.4     $ 71.1

  $ 14.4        $ -        $ -

     $ -        $ -        $ -

 $ 13.3        $ -        $ -

  $ 27.7        $ -        $ -

 $ 171.0    $ 199.6    $ 210.0

1st Half  3rd Qtr    3rd Qtr
 2004       2004         2004
(13.2)     18.5       18.0             18.5

  0.4       1.7       (8.6)             1.7

 (5.9)     (0.3)      (0.1)            (0.3)

  0.1       0.3       (0.1)             0.3

 7.2      14.9        7.6             14.9

(11.4)     35.2       16.7             35.2
(15.1)

UHS

Universal Hospital Services

Service You Can Count On. SM

EBITDA Reconciliation 2000 -  2005 Q2  ($ millions)

Depreciation and Amortization Reconciliation ($ millions)

                                         2nd Quarter           Six Months
                                             2004       2005      2004    2005
Movable Medical Equipment Depreciation           $ 9.0  $ 9.1    $ 17.7   $ 18.4

Other Gross Margin Depreciation                    0.2    0.4       0.3      0.7

  Total Gross Margin Depreciation                  9.2    9.5      18.0     19.1

Selling, General, and Admin Depreciation           0.5    0.6       1.1      1.2

Amortization                                       0.1    0.4       0.1      0.9
Total Depreciation and Amortization                9.8   10.5      19.2     21.2